JANUARY 17, 2024 CODI Investor Day 2024

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. This presentation contains certain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made a part of this presentation or by reference to other documents we file with the SEC. Some of the forward-looking statements can be identified by the use of forward-looking words. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," “plan,” “may,” "intend," "target," "estimate," "continue," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Certain statements regarding the following particularly are forward-looking in nature: future financial performance, market forecasts or projections, projected capital expenditures and our business strategy. All forward-looking statements are based on our management’s beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to it. These statements are not statements of historical fact. Forward-looking statements are subject to a number of assumptions, risks and uncertainties, some of which are not currently known to us and may change over time, that may cause our actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial position. Our actual results may differ materially from the results discussed in forward-looking statements and you should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent required by applicable law or regulation, we assume no duty to update forward-looking statements. The following factors, among others, could cause actual results to differ materially from forward-looking statements: changes in the economy, financial markets and political environment; risks associated with possible disruption in CODI’s operations or the economy generally due to terrorism, natural disasters, social, civil and political unrest or the COVID-19 pandemic; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); and other considerations that may be disclosed from time to time in CODI’s publicly disseminated documents and filings. Further information regarding factors which could affect the forward-looking statements contained herein can be found in CODI’s annual reports on Form 10-K, quarterly reports on Form 10¬-Q and current reports on Form 8-K. In addition, our discussion may include references to Adjusted Earnings, Adjusted EBITDA, Subsidiary Adjusted EBITDA, pro forma adjusted EBITDA, retained cash, cash flow, or other non-GAAP measures. These non-GAAP financial measures have limitations as analytical tools and should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. Non-GAAP measures are not necessarily indicative of our future results of operations or financial condition. A reconciliation of the most directly comparable GAAP financial measures to such non-GAAP financial measures is included in our annual and quarterly reports in Forms 10-K and 10-Q filed with the SEC as well as the Appendix attached to this presentation. In reliance on the unreasonable efforts exception provided under Regulation G and Item 10(e)(1)(i)(B) of Regulation S-K, we have not reconciled expected Adjusted Earnings, Adjusted EBITDA or Subsidiary Adjusted EBITDA to their comparable GAAP measures because we do not provide guidance on net income (loss) or net income (loss) from continuing operations or the applicable reconciling items as a result of the uncertainty regarding, and the potential variability of, these items. For the same reasons, we are unable to address the probable significance of the unavailable information, which could be material to future results. Legal Disclaimer

CODI Presenters ELIAS SABO Founding Partner & CEO  Joined The Compass Group in 1998 as one of its founding partners  Investment Committee Member  Graduate of Rensselaer Polytechnic Institute RYAN FAULKINGHAM CFO  Joined The Compass Group in 2008  Investment Committee Member  Graduate of Lehigh University and Fordham University ZOE KOSKINAS Vice President & Head of ESG  Joined The Compass Group in 2021  Graduate of the University of Western Sydney and the Institute of Sustainability Leadership at Cambridge PATRICK MACIARIELLO COO  Joined The Compass Group in 2005  Investment Committee Member  Graduate of University of Notre Dame and Columbia Business School 3

CODI’s Value Creation Model & Differentiation

COMPASS DIVERSIFIED

Who is CODI?

- Compass Diversified (NYSE: CODI) owns and manages a diverse group of leading middle market businesses
- Long-term ownership approach through permanent capital base
- Founded in 1998, came public in 2006
- Currently owns and manages six branded consumer and three niche industrial subsidiaries
- Provide shareholders access to leading middle market businesses through public company transparency and liquidity

CODI BY THE NUMBERS As of 9/30/23

$7.0B+	**Aggregate Acquisitions** 23 Platforms & 33 Add-Ons
$3.2B+	**Invested Capital**
$2.2B+	**TTM Proforma Revenue**
$446M	**TTM Proforma Subsidiary Adjusted EBITDA**
$134.0M	**TTM Adjusted Earnings**
~$551M	**Available Revolver + Cash** Permanent Capital Base

SUBSIDIARIES

- 5.11
- ALTOR SOLUTIONS
- ARNOLD MAGNETIC TECHNOLOGIES
- BOA
- The Honey Pot company (1)
- ergobaby
- LUGANO DIAMONDS
- marucci (2)
- PRIMALOFT
- The Sterno Group
- VELOCITY OUTDOOR

1. Signed deal with The Honey Pot is expected to close in February 2024.
2. On November 2, 2023, the Company announced it entered into a definitive agreement to sell Marucci Sports, LLC to Fox Factory Holding Corp.

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 Required to invest and divest along fund life parameters  Finance at portfolio company level on a stand-alone basis, often incurring a high cost of capital  Focus on costs and efficiencies to increase margins, often limiting investments – short time frames are the enemy of innovation and growth  Return capital to limited partners following each exit Traditional PE Model – Trading Companies on Short & Predetermined Timelines We Are Not Private Equity… 6

 Disciplined and patient approach to investing on our timeline  Invest in the infrastructure of our subsidiaries to accelerate growth and increase enterprise value  Permanent capital and our flexible model allow for opportunistic divestitures  Reinvest capital received to accelerate shareholder returns Our “Buy, Build and Grow” Long-term Management Model CODI’s Value Creation Model 7

CODI’s Value Differentiation  Use financing only at the parent company, significantly lowering our cost of capital  Access to financing not available to our competitors (high-yield bonds, low-cost bank debt, and hybrid securities like preferred stock)  Strategic shift to purchase only A+ grade companies with better growth profiles and more defensible competitive advantages  Acquired outstanding businesses that have significantly increased our core growth rate: Altor (2018), Marucci (2020), BOA (2020), Lugano (2021), Primaloft (2022) and The Honey Pot (Pending) Cost of Capital Advantage01. 8

 Duration of capital to match the duration of opportunity  Early institutional money – typically the first or second institutional capital in  Own subsidiaries for the long-term – we invest significantly in innovation and growth  Permanent capital allows us to be selective on acquisitions and opportunistic on divestitures Duration of Capital Advantage CODI’s Value Differentiation 02. 9

 Our human capital is unique – Our Buy, Build and Grow Strategy means our operations team has both transactional and strategic ownership/management skills  Compass Group Management (CGM) employs 44 people across operations, finance, internal audit and ESG  CGM has virtually no voluntary turnover – 95% retention over the past five years  We are committed to a diverse and inclusive culture  40% of senior leadership is either female or from an underrepresented class  57% of employees are female or from an underrepresented class  67% of hires in 2023 were female or from an underrepresented class 03. Our People—A Team with Deep and Diverse Expertise CODI’s Value Differentiation 10

CODI: Building Better Businesses CODI uses the diverse expertise of our team to develop a bespoke approach to building better businesses: Strategy Development 01. Long-term Capital Investment 02. ESG at Subsidiaries 04. Personnel Additions & Optimization 03. Quality of Earnings 05. 11

Value Creation Case Study

ALTOR SOLUTIONS

OVERVIEW

PURCHASE PRICE (Feb 2018) | $247M

Altor Solutions is a designer and manufacturer of custom molded protective foam and packaging solutions. Altor's products provide critical packaging solutions for a variety of end-markets, including appliances and electronics, pharmaceuticals, health and wellness, grocery, automotive, building products and others.

COMPETITIVE STRENGTHS

Unmatched national footprint with 17 manufacturing locations across North America provides scale advantage

Entrenched long-standing customer relationships with high switching costs

Engineering and design capabilities meeting complex and customized customer packaging needs with high cost of failure

High performance culture focused on innovation and advancing sustainable packaging solutions such as biodegradable EPS

CODI's Active Management in Action

- Completed add-on acquisitions of Polyfoam ($13M), Plymouth Foam ($56M) and Rational Packaging ($5M) adding to Altor's geographies and solutions
- Recruited management team, including CEO, CFO, COO, CCO and CTO
- Invested in infrastructure including new cloud-based ERP and CRM systems
- Rationalized facility footprint after network optimization study
- Invested in product innovation to bring new biodegradable and cellulose technologies to market and invested in recyclable capabilities for product circularity

Results

- **Cash on cash yield** acceleration from 10.7%* upon acquisition to 13.5%* TTM Sept 30, 2023
- High performance, empowered and accountable culture driving industry leading results

* See appendix for detail.

COMPASS DIVERSIFIED

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Value Creation Case Study COMPETITIVE STRENGTHS Largest quick turn manufacturer in the US; approximately 165 customer orders daily Diverse customer base and very little customer concentration Insulated from Asian manufacturing due to small, customized order size and requirements for rapid turnaround Industry leading number of unique orders per day allowed for “pooling” of orders and significantly enhanced efficiency vs. competition CODI’s Active Management in Action  Completed add-on acquisitions of Circuit Express ($16M) increasing company’s technological capabilities and strengthening defense business  Completed additional smaller asset purchases to grow customer list  Built state of the art manufacturing facility in Phoenix area to diversify / expand production capabilities  Worked with management team to augment / top-grade senior leadership  Made strategic push to further expand technology capabilities and invest in HDI to benefit from trend of electronics minimization  Worked with management team to further invest in/professionalize marketing function  16+ year ownership allowed long term approach to strategy and business building OVERVIEW ACI is a provider of small-run, quick-turn and volume production rigid printed circuit boards, or “PCBs”, throughout the United States. ACI also provides its customers with assembly services to meet its customers’ complete PCB needs. The small-run and quick-turn portions of the PCB industry are characterized by customers requiring high levels of responsiveness, technical support and timely delivery. PURCHASE PRICE (May 2006) | $81M Results • Cash on cash yield averaged >20%* over last 10 years of ownership • Unmatched cash flow characteristics of company (cap ex. less than 3.5% of EBITDA in each of final three years of ownership) led to CODI shareholders being further benefited by longer hold period • Opportunistically divested in February 2023 to strategic acquirer producing a $98M realized gain and a 19.7%* gross unleveraged return. * See appendix for detail. 13

14 Delivering Shareholder Return * Assumes the reinvestment of distributions We have outperformed our benchmark since inception From IPO to Dec 2018 – outperformed The Russell 2000 Index by 31.8%* Jan 2019 to Dec 2023 – outperformed The Russell 2000 Index by 85.3%* Over the last five years, we’ve nearly doubled the benchmark $24.36 of cash distributions on common shares since IPO

Financial Update and 2024 Guidance

Q4 2023 Financial Update

Expect to report strong fourth quarter results

Two material Q4 items to mention:

- BOA recapitalization created $3M compensation expense
- PrimaLoft impairment analysis occurring at 12/31/23

BOA PRIMALOFT

Q4 Subsidiary Adj. EBITDA implied guidance	$105M - $120M
Marucci est. Q4	$(10)M - $(10)M
Q4 guidance ex-Marucci	$95M - $110M
Updated Q4 guidance	> $110M

▲ >20% vs PY

COMPASS DIVERSIFIED 16

Updated Full Year Outlook

2023 Subsidiary Adj. EBITDA Guidance	$450M - $465M[1]
Marucci	$(50)M - $(50)M[2]
The Honey Pot	$29M - $29M[3]
Revised for Marucci and the Honey Pot	$428M - $444M

2023 Guidance

▲ 12.6%

Subsidiary Adj. EBITDA with The Honey Pot	$480M - $520M midpoint $500M

2024 Guidance

Note: Adj. EBITDA and Adjusted Earnings guidance will be provided on Q4 earnings conference call

COMPASS DIVERSIFIED

1. Subsidiary Adj. EBITDA full year outlook provided on third quarter 2023 earnings call.
2. 2023 estimated Marucci Adj. EBITDA used for guidance . Actuals may differ from estimates.
3. Estimated 2023 Adj. EBITDA for The Honey Pot for trailing twelve months December 2023 obtained from management reporting prior to our ownership.

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18 Net Income Net Income and Net Income attributable to Holdings – Common - 2019 through 9/30/23

19 Pro Forma Subsidiary Adjusted EBITDA Growth $259.3 $272.0 $379.6 $430.5 $444.0 2019 2020 2021 2022 2023E** BOA 5.11 Lugano Altor Sterno Velocity PrimaLoft Honey Pot Arnold Ergobaby ** Represents the high end of period guidance range per previous slide. Companies owned as of 12/31/2023 including The Honey Pot 14.4% 4-YEAR CAGR $207.0 $247.7 $268.0 $278.5 $277.3 2014 2015 2016 2017 2018 Sterno Clean Earth 5.11 Velocity ACI Altor Ergobaby Arnold Liberty Manitoba Harvest * Sterno and Velocity are excluded from CAGR calculation as material add-on acquisitions occurred between 2014 and 2018 Companies owned as of 12/31/2018 4.7%* 4-YEAR CAGR Note: All above data is pro forma for the sale of Marucci and the acquisition of The Honey Pot. Refer to the Appendix for details. $ in millions

Significant Increase in Subsidiary Adj. EBITDA since 2018 NOTE: Data above represents all Adjusted EBITDA earned by subsidiaries and includes amounts up to any divestiture dates, if applicable Maintain our 2028 goal of $1B Subsidiary Adj EBITDA 20 Subsidiary Adjusted EBITDA Growth Towards $1B Goal *Represents the high end of period guidance range and is not pro forma for the sale of Marucci $258.2 $257.1 $257.7 $379.7 $442.7 $465.0 $838.0 2018 2019 2020 2021 2022 2023E* 2028 Subsidiary Adjusted EBITDA (millions) 12.5% 5-YEAR CAGR 12.5% Subsidiary Adj EBITDA sustained growth rate produces >$838M by 2028 $ in millions

21 Increasing Retained Cash $(36.5) $3.7 $55.3 $64.8 $55.0 2019 2020 2021 2022 2023 9-month Retained Cash Over Past Few Years ($in millions) Significant increase in retained cash since 2019 (Before change in working capital) Strong subsidiary operating performance leading to increased retained cash Robust retained cash offers enhanced opportunity for growth  Deploying capital in pursuit of new acquisitions  Investing in subsidiaries  Organically de-levering Will provide continued momentum in lowering WACCSee Appendix for retained cash reconciliation

22 3.7 2.9 2.5 2.6 2.8 3 3.5 3.5 3.9 3.9 3.6 1.9 1.9 1.4 1.75 1.9 1.8 3.2 2.9 2.6 2.9 2.96 3.04 2.98 3.93 3.87 4.08 4.03 Est. 3.1 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sept-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Mar-23 Jun-23 Sep-23 Dec-23 Reported Leverage at Quarter End FOXF Secondary ATM Equity ProceedsPreferred Series Offerings Common Shares Secondary Offering Series A Series B Series C $200mm Sales Sale Sales $74M Private Placement History of Successfully Deleveraging CODI has a demonstrated history of paying down its debt and is committed to staying conservatively levered Successfully managed our leverage level through preferred and common shares offering, ATM equity, earnings growth and subsidiary sales01. Ability to transact in an uncertain M&A market and weather through economic uncertainty 02. Financial Policy Remains Unchanged: 3.0x to 3.5x

23 $12.7 $10.7 $71.0 $135.7 $158.6 $140.0 $83.7 $146.4 $158.6 $140.0 2020 2021 2022 2023E* Liberty's contribution to Adj. Earnings (sold Aug. 2021) 18.7% 3-YEAR CAGR Adjusted Earnings *Represents the high end of period guidance and is not pro forma for the sale of Marucci Continue to Leverage up Growth Rate in Adj. Earnings Note: All data below includes Adj. Earnings contributed up through distribution date for Liberty, ACI and Marucci See Appendix for reconciliation.

Strong Balance Sheet as of September 30, 2023 Balance Sheet & Secured Debt Overview Cash: $64.7M Revolver: $112M Term Loan: $388M Leverage and Availability Leverage: ~4.03x Revolver Availability: ~$486M 53% 9% 38% Debt Preferred Equity Capital Structure Rate on debt: 5.9% Rate on preferred: 7.7% Unsecured Debt Overview 72% of debt fixed at blended 5.20% $1,000 M 5.25% Fixed Due 2029 $300M 5.0% Fixed Due 2032 24

CODI’s Competitive Advantage in 2024

26 2024 Economic Conditions Align With CODI’s Competitive Advantage Competitors now need to focus on business building and strong free cash flow…the way CODI has done it for the last two decades In recent history, our competitors’ returns were buoyed by low interest rates and the ability to over leverage their portfolio companies, easily earning returns through multiple arbitrage With the current higher cost of borrowing and weak debt markets…  Buyout leverage levels have come down closer to CODI’s levels  Debt pricing is up 400-500 basis points vs. CODI’s mostly fixed debt capital cost Providing CODI with an enormous competitive advantage

27 We believe similar opportunities to deploy capital for great opportunities exist today, yet our competitors are mostly out of the market 2020 vs. Today When markets are behaving as they currently are, CODI traditionally finds its most compelling opportunities 2020 TODAY Two of CODI’s most successful deals were consummated against a similar backdrop in 2020—Marucci and BOA. Both are outstanding companies with huge opportunity for growth and shareholder return, Marucci having already been realized. Similar to 2020, debt markets remain weak for single asset buyouts. CODI’s cost to capital advantage has expanded to what it was in 2020, enabling acquisitions like The Honey Pot.

Q&A

Appendix

30 ESG - What to Expect in 2024 Inaugural sustainability report  GHG Reporting  Human Capital  Governance Continued operationalization of our ESG data collection and reporting efforts to deepen our subsidiary engagement strategy and address regulatory demands Continued stakeholder engagement and strengthening partnerships Continuing to acquire A grade companies that align with our values

Appendix – Retained Cash Calculation 31

Appendix – Net Income to Non-GAAP Adjusted Earnings

Compass Diversified Holdings
Net Income (loss) to Adjusted Earnings

	3-month 12/31/22	9-month 09/30/23	Year ended 12/31/22	Year ended 12/31/21	Year ended 12/31/20
Net income (loss)	$ (11,844)	$ 122,964	$ 51,438	$ 126,809	$ 27,197
Gain on sale of discontinued operations, net of tax	2,500	103,495	9,393	72,770	100
Income from discontinued operations, net of tax	5,281	(1,391)	—	7,665	13,531
Net Income (loss) from continuing operation	(19,625)	20,860	$ 42,045	$ 46,374	$ 13,566
Less: income (loss) from continuing operations attributable to noncontrolling interest	(847)	14,892	15,051	11,735	3,546
Net income (loss) attributable to Holdings - continuing operations	(18,778)	5,968	$ 26,994	$ 34,639	$ 10,020
Adjustments:					
Less: Distributions paid - preferred shares	(6,045)	(18,136)	(24,181)	(24,181)	(23,678)
Add: Amortization expense	28,787	80,843	100,877	83,108	67,798
Add: Impairment expense	20,552	32,568	20,552	—	—
Add: Tax effect - impairment expense	(3,557)	(4,308)	(3,557)	—	—
Add: non-controlling interest - impariment expense	(3,120)		(3,120)	—	—
Add: Loss on debt extinguishment	-	-	534	33,305	—
Add: Stock Compensation	4,976	8,885	13,951	11,437	8,966
Add: Acquisition expense	-	392	6,118	3,591	4,832
Add: Integration services fee	1,313	2,375	4,064	4,863	2,125
Add: Held for Sale corporate tax impact	-	-	12,119	(12,119)	—
Add (less): other	119	1,129	4,235	1,100	922
Adjusted Earnings	$133,963 $ 24,247	$ 109,716	$ 158,586	$ 135,743	$ 70,985
Liberty's contribution to Adj. Earnings				10,700	12,700
Adjusted Earnings			$ 158,586	$ 146,443	$ 83,685

COMPASS DIVERSIFIED

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Appendix – TTM Revenue Three months ended December 31, Three months ended September 30, 2022 2023 Branded Consumer 5.11 Tactical $ 135,605 $ 385,694 Boa 42,473 113,390 Ergobaby 20,179 71,785 Lugano 64,278 203,571 Marucci 42,930 144,065 PrimaLoft 14,032 57,619 Velocity Outdoor 51,464 126,348 370,961$ 1,102,472$ Niche Industrial Advanced Circuits $ 22,309 $ — Foam Fabricators $ 61,748 $ 181,614 Arnold Magnetics 37,496 122,047 Sterno Group 102,407 229,819 223,960$ 533,480$ Total Pro Forma Revenue 594,921$ 1,635,952$ 2,230,873$ Amount In $000s 33

Appendix – Adj. EBITDA from Q3 2023 Earnings Release Amount In $000s 34

Appendix – Adj. EBITDA from Q4 2022

Quarter Ended December 31, 2022

In 000's	Corporate	5.11	BOA	Ergo	Lugano	Marucci Sports	PrimaLoft	Velocity Outdoor	ACI	Altor Solutions	Arnold	Sterno	Consolidated
Net income (loss) from continuing operations	$ (12,653)	$ 7,093	$ 5,491	$ (18,035)	$ 6,063	$ 3,152	$ (9,249)	$ (3,699)	$ 3,445	$ 2,513	$ 466	$ 1,069	$ (14,344)
Adjusted for:													
Provision (benefit) for income taxes	—	2,126	(292)	(4,706)	6,026	1,499	(308)	(810)	1,016	267	561	449	5,828
Interest expense, net	25,684	(12)	(6)	8	4	1	(3)	87	—	—	6	—	25,769
Intercompany interest	(34,086)	4,260	1,776	2,026	4,932	2,328	4,261	3,295	1,808	2,898	1,571	4,931	—
Depreciation and amortization	273	6,168	5,648	2,033	3,148	3,025	6,271	3,393	524	4,149	1,976	5,021	41,629
EBITDA	$ (20,783)	$ 19,635	$ 12,617	$ (18,674)	$ 20,173	$ 10,005	$ 972	$ 2,266	$ 6,793	$ 9,827	$ 4,580	11,470	$ 58,881
Other (income) expense	17	(310)	545	2	—	(46)	(148)	1,263	16	547	(20)	(545)	1,321
Non-controlling shareholder compensation	—	301	622	325	379	368	2,142	229	124	411	2	197	5,100
Impairment expenses	—	—	—	20,552	—	—	—	—	—	—	—	—	20,552
Integration services fee	—	—	—	—	—	—	1,313	—	—	—	—	—	1,313
Other	—	—	—	—	—	—	—	—	—	—	—	119	119
Adjusted EBITDA	$ (20,766)	$ 19,626	$ 13,784	$ 2,205	$ 20,552	$ 10,327	$ 4,279	$ 3,758	$ 6,933	$ 10,785	$ 4,562	11,241	$ 87,286

COMPASS DIVERSIFIED

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Appendix – Adj. EBITDA from 2022 10K Amount In $000s 36

Appendix – PF reconciliation to Adj. EBITDA from 2022 10K

Amount In $000s

FY 2022 Pro Forma Adjusted EBITDA Reconciliation

	Corporate	5.11	BOA	Ergobaby	Lugano	Marucci[5]	PrimaLoft[2]	Velocity	ACI[3]	Altor	Arnold	Sterno	The Honey Pot[4]	Consolidated
Adjusted EBITDA	$ (72,924)	$ 67,785	$ 82,072	$ 13,474	$ 67,014	$ 36,804	$ 6,660	$ 33,184	$ 27,004	$ 42,284	$ 24,617	$ 41,816	$ -	$ 369,790
Management fee	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Corporate	72,924	-	-	-	-	-	-	-	-	-	-	-	-	72,924
Acquisitions	-	-	-	-	-	-	24,288	-	-	-	-	-	27,300	51,588
Divestitures	-	-	-	-	-	(36,804)		-	(27,004)	-	-	-	-	(63,808)
Pro Forma Adj. EBITDA[1]	$ -	$ 67,785	$ 82,072	$ 13,474	$ 67,014	$ -	$ 30,948	$ 33,184	$ -	$ 42,284	$ 24,617	$ 41,816	$ 27,300	**$ 430,494**

(1) *Pro Forma Adjusted EBITDA is assuming acquisition and disposition during 2019 and 2022 as if it happened at January 1, 2019. E.g., Lugano was acquired on September 3, 2021, Pro Forma is assuming the acquisition happened on January 1, 2019.*

(2) *PrimaLoft was purchased on July 12, 2022. Pro Forma is assuming the acquisition happened on January 1, 2019.*

(3) *The sale of ACI was completed in February 2023. Pro Forma is assuming the disposition happened on January 1, 2019.*

(4) *The Honey Pot is expected to be purchased in January 2024. Pro Forma is assuming the acquisition happened on January 1, 2019.*

(5) *Marucci was sold in November 2023. Pro Forma is assuming the sale happened on January 1, 2019.*

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Appendix – Adj. EBITDA from 2021 10K Amount In $000s 38

Appendix – PF reconciliation to Adj. EBITDA from 2021 10K

Amount In $000s

FY 2021 Pro Forma Adjusted EBITDA Reconciliation

	Corporate	5.11	BOA	Ergobaby	Lugano[2]	Marucci[6]	PrimaLoft[3]	Velocity	ACI[4]	Altor	Arnold	Sterno	The Honey Pot[5]	Consolidated
Adjusted EBITDA	$ (16,147)	$ 65,122	$ 60,468	$ 19,685	$ 17,333	$ 29,504	$ -	$ 51,395	$ -	$ 32,891	$ 21,563	$ 45,532	$ -	$ 327,346
Management fee	-	(1,000)	(1,000)	(500)	(188)	(500)	-	(500)	-	(750)	(500)	(500)	-	(5,438)
Corporate	16,147	-	-	-	-	-	-	-	-	-	-	-	-	16,147
Acquisitions	-	-	-	-	23,503	-	24,963	-	-	-	-	-	22,100	70,566
Divestitures	-	-	-	-	-	(29,004)		-	-	-	-	-	-	(29,004)
Pro Forma Adj. EBITDA[1]	$ -	$ 64,122	$ 59,468	$ 19,185	$ 40,648	$ -	$ 24,963	$ 50,895	$ -	$ 32,141	$ 21,063	$ 45,032	$ 22,100	**$ 379,617**

(1) Pro Forma Adjusted EBITDA is assuming acquisition and disposition during 2019 and 2022 as if it happened at January 1, 2019. E.g., Lugano was acquired on September 3, 2021, Pro Forma is assuming the acquisition happened on January 1, 2019.

(2) Lugano was purchased on September 3, 2021. Pro Forma is assuming the acquisition happened on January 1, 2019.

(3) PrimaLoft was purchased on July 12, 2022. Pro Forma is assuming the acquisition happened on January 1, 2019.

(4) The sale of ACI was completed in February 2023. Pro Forma is assuming the disposition happened on January 1, 2019.

(5) The Honey Pot is expected to be purchased in January 2024. Pro Forma is assuming the acquisition happened on January 1, 2019.

(6) Marucci was sold in November 2023. Pro Forma is assuming the sale happened on January 1, 2019.

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Appendix – Adj. EBITDA from 2020 10K Amount In $000s 40

Appendix – PF reconciliation to Adj. EBITDA from 2020 10K

Amount In $000s

FY 2020 Pro Forma Adjusted EBITDA Reconciliation

	Corporate	5.11	BOA[8]	Ergobaby	Lugano[2]	Marucci[2]	PrimaLoft[3]	Velocity	ACI[4]	Altor	Arnold	Sterno	The Honey Pot[5]	Liberty[6]	Consolidated
Adjusted EBITDA	$ (13,879)	$ 54,660	$ 8,857	$ 15,616	$ -	$ 9,859	$ -	$ 39,528	$ 26,301	$ 30,465	$ 9,287	$ 49,498	$ -	$ 19,016	$ 249,208
Management fee	-	(1,000)	(250)	(500)	-	(347)	-	(500)	(500)	(750)	(500)	(500)	-	(500)	(5,347)
Corporate	13,879	-	-	-	-	-	-	-	-	-	-	-	-	-	13,879
Acquisitions	-	-	24,542	-	20,594	-	15,334	-	-	-	-	-	7,600	-	68,070
Divestitures	-	-	-	-	-	(9,512)		-	(25,801)	-	-	-	-	(18,516)	(53,829)
Pro Forma Adj. EBITDA[1]	$ -	$ 53,660	$ 33,149	$ 15,116	$ 20,594	$ -	$ 15,334	$ 39,028	$ -	$ 29,715	$ 8,787	$ 48,998	$ 7,600	$ -	**$ 271,981**

(1) *Pro Forma Adjusted EBITDA is assuming acquisition and disposition during 2019 and 2022 as if it happened at January 1, 2019. E.g., Lugano was acquired on September 3, 2021, Pro Forma is assuming the acquisition happened on January 1, 2019.*

(2) *Lugano was purchased on September 3, 2021. Pro Forma is assuming the acquisition happened on January 1, 2019.*

(3) *Marucci was sold in November 2023. Pro Forma is assuming the sale happened on January 1, 2019.*

(4) *PrimaLoft was purchased on July 12, 2022. Pro Forma is assuming the acquisition happened on January 1, 2019.*

(5) *The sale of ACI was completed in February 2023. Pro Forma is assuming the disposition happened on January 1, 2019.*

(6) *The Honey Pot is expected to be purchased in January 2024. Pro Forma is assuming the acquisition happened on January 1, 2019.*

(7) *Liberty was sold on August 3, 2021. Pro Forma is assuming the sale happened on January 1, 2019.*

(8) *BOA was purchased on October 16, 2020. Pro Forma is assuming the acquisition happened on January 1, 2019.*

41

Appendix – Adj. EBITDA from 2019 10K Amount In $000s 42

Appendix – PF reconciliation to Adj. EBITDA from 2019 10K

Amount In $000s

FY 2019 Pro Forma Adjusted EBITDA Reconciliation

	Corporate	5.11	BOA[2]	Ergobaby	Lugano[3]	Marucci[4]	PrimaLoft[5]	Velocity	ACI[6]	Altor	Arnold	Sterno	The Honey Pot[7]	Liberty[8]	Consolidated
Adjusted EBITDA	$ (14,867)	$ 46,900	$ -	$ 20,263	$ -	$ -	$ -	$ 21,571	$ 28,926	$ 28,531	$ 15,376	$ 68,529	$ -	$ 10,867	$ 226,096
Management fee	-	(1,000)	-	(500)	-	-	-	(500)	(500)	(750)	(500)	(500)	-	(500)	(4,750)
Corporate	14,867	-	-	-	-	-	-	-	-	-	-	-	-	-	14,867
Acquisitions	-	-	29,217	-	15,842	-	17,714	-	-	-	-	-	(900)	-	61,873
Divestitures	-	-	-	-	-	-		-	(28,426)	-	-	-	-	(10,367)	(38,793)
Pro Forma Adj. EBITDA[1]	$ -	$ 45,900	$ 29,217	$ 19,763	$ 15,842	$ -	$ 17,714	$ 21,071	$ -	$ 27,781	$ 14,876	$ 68,029	$ (900)	$ -	**$ 259,293**

(1) Pro Forma Adjusted EBITDA is assuming acquisition and disposition during 2019 and 2022 as if it happened at January 1, 2019. E.g., Lugano was acquired on September 3, 2021, Pro Forma is assuming the acquisition happened on January 1, 2019.

(2) BOA was purchased on October 16, 2020. Pro Forma is assuming the acquisition happened on January 1, 2019.

(3) Lugano was purchased on September 3, 2021. Pro Forma is assuming the acquisition happened on January 1, 2019.

(4) Marucci was sold in November 2023. Pro Forma is assuming the sale happened on January 1, 2019.

(5) PrimaLoft was purchased on July 12, 2022. Pro Forma is assuming the acquisition happened on January 1, 2019.

(6) The sale of ACI was completed in February 2023. Pro Forma is assuming the disposition happened on January 1, 2019.

(7) The Honey Pot is expected to be purchased in January 2024. Pro Forma is assuming the acquisition happened on January 1, 2019.

(8) Liberty was sold on August 3, 2021. Pro Forma is assuming the sale happened on January 1, 2019.

43

Appendix – Adj. EBITDA from 2018 10K Amount In $000s 44

Appendix – PF reconciliation to Adj. EBITDA from 2018 10K

Amount In $000s

FY 2018 Pro Forma Adjusted EBITDA Reconciliation

	Corporate	5.11[2]	CamelBak[3]	Ergobaby	Liberty	Manitoba[4]	ACI	American Furniture[5]	Velocity[6]	Arnold	Altor[7]	Clean Earth[8]	Sterno[9]	Tridien[10]	Consolidated
Adjusted EBITDA	$ (14,267)	$ 32,303	$ -	$ 21,138	$ 8,060	$ 5,494	$ 29,954	$ -	$ 20,543	$ 13,976	$ 26,556	$ 41,859	$ 63,845	$ -	$ 249,461
Management fee	-	(1,000)	-	(500)	(500)	(350)	(500)	-	(500)	(500)	(658)	(500)	(500)	-	(5,508)
Corporate	14,267	-	-	-	-	-	-	-	-	-	-	-	-	-	14,267
Acquisitions	-	-	-	-	-	-	-	-	10,805	-	2,798	-	5,490	-	19,093
Divestitures	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pro Forma Adj. EBITDA[1]	$ -	$ 31,303	$ -	$ 20,638	$ 7,560	$ 5,144	$ 29,454	$ -	$ 30,848	$ 13,476	$ 28,696	$ 41,359	$ 68,835	$ -	**$ 277,313**

(1) *Pro Forma Adjusted EBITDA is assuming acquisition and disposition during 2014 and 2018 as if it happened at January 1, 2014. E.g., 5.11 was acquired on August 31, 2016, Pro Forma is assuming the acquisition happened on January 1, 2014.*

(2) *5.11 was purchased on August 31, 2016. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(3) *CamelBak was sold on August 3, 2015. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(4) *Manitoba Harvest was acquired on July 10, 2015. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(5) *American Furniture was sold on October 5, 2015. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(6) *Velocity Outdoor (formerly "Crossman Corp") was purchased on May 16, 2006 and subsequently sold on January 5, 2007. CODI reacquired Velocity on June 2, 2017. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(7) *Altor was purchased on February 15, 2018. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(8) *Clean Earth was acquired on August 7, 2014. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(9) *Sterno was acquired on October 10, 2014. Rimports was an add-on acquisition in February 2018. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(10) *Tridien was sold on September 21, 2016. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

45

Appendix – Adj. EBITDA from 2017 10K Amount In $000s 46

Appendix – PF reconciliation to Adj. EBITDA from 2017 10K

Amount In $000s

FY 2017 Pro Forma Adjusted EBITDA Reconciliation

	Corporate	5.11[2]	CamelBak[3]	Ergobaby	Liberty	Manitoba[4]	ACI	American Furniture[5]	Velocity[6]	Arnold	Altor[7]	Clean Earth[8]	Sterno[9]	Tridien[10]	Consolidated
Adjusted EBITDA	$ (11,995)	$ 38,544	$ -	$ 33,041	$ 11,726	$ 6,384	$ 27,241	$ -	$ 12,422	$ 10,288	$ -	$ 35,776	$ 31,622	$ -	$ 195,049
Management fee	-	(1,000)	-	(500)	(500)	(350)	(500)	-	(290)	(500)	-	(500)	(500)	-	(4,640)
Corporate	11,995	-	-	-	-	-	-	-	-	-	-	-	-	-	11,995
Acquisitions	-	-	-	-	-	-	-	-	13,093	-	28,291	-	34,750	-	76,134
Divestitures	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pro Forma Adj. EBITDA[1]	$ -	$ 37,544	$ -	$ 32,541	$ 11,226	$ 6,034	$ 26,741	$ -	$ 25,225	$ 9,788	$ 28,291	$ 35,276	$ 65,872	$ -	**$ 278,538**

(1) *Pro Forma Adjusted EBITDA is assuming acquisition and disposition during 2014 and 2018 as if it happened at January 1, 2014. E.g., 5.11 was acquired on August 31, 2016, Pro Forma is assuming the acquisition happened on January 1, 2014.*

(2) *5.11 was purchased on August 31, 2016. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(3) *CamelBak was sold on August 3, 2015. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(4) *Manitoba Harvest was acquired on July 10, 2015. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(5) *American Furniture was sold on October 5, 2015. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(6) *Velocity Outdoor (formerly "Crossman Corp") was purchased on May 16, 2006 and subsequently sold on January 5, 2007. CODI reacquired Velocity on June 2, 2017. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(7) *Altor was purchased on February 15, 2018. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(8) *Clean Earth was acquired on August 7, 2014. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(9) *Sterno was acquired on October 10, 2014. Rimports was an add-on acquisition in February 2018. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(10) *Tridien was sold on September 21, 2016. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

47

Appendix – Adj. EBITDA from 2016 10K Amount In $000s 48

Appendix – PF reconciliation to Adj. EBITDA from 2016 10K

Amount In $000s

FY 2016 Pro Forma Adjusted EBITDA Reconciliation

	Corporate	5.11[2]	CamelBak[3]	Ergobaby	Liberty	Manitoba[4]	ACI	American Furniture[5]	Velocity[6]	Arnold	Altor[7]	Clean Earth[8]	Sterno[9]	Tridien[10]	Consolidated
Adjusted EBITDA	$ (11,206)	$ 16,886	$ -	$ 32,715	$ 16,907	$ 6,657	$ 26,575	$ -	$ -	$ 12,810	$ -	$ 34,864	$ 31,601	$ -	$ 167,809
Management fee	-	(333)	-	(500)	(500)	(350)	(500)	-	-	(500)	-	(500)	(500)	-	(3,683)
Corporate	11,206	-	-	-	-	-	-	-	-	-	-	-	-	-	11,206
Acquisitions	-	18,629	-	-	-	-	-	-	18,124	-	26,615	-	29,321	-	92,689
Divestitures	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pro Forma Adj. EBITDA[1]	$ -	$ 35,182	$ -	$ 32,215	$ 16,407	$ 6,307	$ 26,075	$ -	$ 18,124	$ 12,310	$ 26,615	$ 34,364	$ 60,422	$ -	**$ 268,021**

(1) *Pro Forma Adjusted EBITDA is assuming acquisition and disposition during 2014 and 2018 as if it happened at January 1, 2014. E.g., 5.11 was acquired on August 31, 2016, Pro Forma is assuming the acquisition happened on January 1, 2014.*

(2) *5.11 was purchased on August 31, 2016. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(3) *CamelBak was sold on August 3, 2015. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(4) *Manitoba Harvest was acquired on July 10, 2015. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(5) *American Furniture was sold on October 5, 2015. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(6) *Velocity Outdoor (formerly "Crossman Corp") was purchased on May 16, 2006 and subsequently sold on January 5, 2007. CODI reacquired Velocity on June 2, 2017. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(7) *Altor was purchased on February 15, 2018. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(8) *Clean Earth was acquired on August 7, 2014. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(9) *Sterno was acquired on October 10, 2014. Rimports was an add-on acquisition in February 2018. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(10) *Tridien was sold on September 21, 2016. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

49

Appendix – Adj. EBITDA from 2015 10K Amount In $000s 50

Appendix – PF reconciliation to Adj. EBITDA from 2015 10K

Amount In $000s

FY 2015 Pro Forma Adjusted EBITDA Reconciliation

	Corporate	5.11[2]	CamelBak[3]	Ergobaby	Liberty	Manitoba[4]	ACI	American Furniture[5]	Velocity[6]	Arnold	Altor[7]	Clean Earth[8]	Sterno[9]	Tridien[10]	Consolidated
Adjusted EBITDA	$ (13,164)	$ -	$ -	$ 27,196	$ 16,116	$ 1,620	$ 27,623	$ -	$ -	$ 16,985	$ -	$ 35,002	$ 23,592	$ 3,294	$ 138,264
Management fee	-	-	-	(500)	(500)	(175)	(500)	-	-	(500)	-	(500)	(500)	(350)	(3,525)
Corporate	13,164	-	-	-	-	-	-	-	-	-	-	-	-	-	13,164
Acquisitions	-	33,954	-	-	-	3,320	-	-	17,100	-	21,496	-	26,860	-	102,730
Divestitures	-	-	-	-	-	-	-	-	-	-	-	-	-	(2,944)	(2,944)
Pro Forma Adj. EBITDA[1]	$ -	$ 33,954	$ -	$ 26,696	$ 15,616	$ 4,765	$ 27,123	$ -	$ 17,100	$ 16,485	$ 21,496	$ 34,502	$ 49,952	$ -	**$ 247,689**

(1) *Pro Forma Adjusted EBITDA is assuming acquisition and disposition during 2014 and 2018 as if it happened at January 1, 2014. E.g., 5.11 was acquired on August 31, 2016, Pro Forma is assuming the acquisition happened on January 1, 2014.*

(2) *5.11 was purchased on August 31, 2016. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(3) *CamelBak was sold on August 3, 2015. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(4) *Manitoba Harvest was acquired on July 10, 2015. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(5) *American Furniture was sold on October 5, 2015. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(6) *Velocity Outdoor (formerly "Crossman Corp") was purchased on May 16, 2006 and subsequently sold on January 5, 2007. CODI reacquired Velocity on June 2, 2017. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(7) *Altor was purchased on February 15, 2018. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(8) *Clean Earth was acquired on August 7, 2014. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(9) *Sterno was acquired on October 10, 2014. Rimports was an add-on acquisition in February 2018. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(10) *Tridien was sold on September 21, 2016. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

51

Appendix – Adj. EBITDA from 2014 10K Amount In $000s 52

Appendix – PF reconciliation to Adj. EBITDA from 2014 10K

Amount In $000s

FY 2014 Pro Forma Adjusted EBITDA Reconciliation

	Corporate	5.11[2]	CamelBak[3]	Ergobaby	Liberty	Manitoba[4]	ACI	American Furniture[5]	Velocity[6]	Arnold	Altor[7]	Clean Earth[8]	Sterno[9]	Tridien[10]	Consolidated
Adjusted EBITDA	$ (11,745)	$ -	$ 33,100	$ 23,156	$4,522	$ -	$27,572	$ 3,963	$ -	$16,322	$ -	$ 12,498	$ 6,196	$ 5,174	$ 120,758
Management fee	-	-	(500)	(500)	(500)	-	(500)	-	-	(500)	-	(125)	(125)	(350)	(3,100)
Corporate	11,745	-	-	-	-	-	-	-	-	-	-	-	-	-	11,745
Acquisitions	-	27,835	-	-	-	4,210	-	-	18,700		13,533	20,141	34,568	-	118,987
Divestitures	-	-	(32,600)	-	-	-	-	(3,963)	-	-	-	-	-	(4,824)	(41,387)
Pro Forma Adj. EBITDA[1]	$ -	$27,835	$ -	$ 22,656	$4,022	$ 4,210	$27,072	$ -	$18,700	$15,822	$13,533	$ 32,514	$40,639	$ -	**$ 207,003**

(1) *Pro Forma Adjusted EBITDA is assuming acquisition and disposition during 2014 and 2018 as if it happened at January 1, 2014. E.g., 5.11 was acquired on August 31, 2016, Pro Forma is assuming the acquisition happened on January 1, 2014.*

(2) *5.11 was purchased on August 31, 2016. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(3) *CamelBak was sold on August 3, 2015. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(4) *Manitoba Harvest was acquired on July 10, 2015. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(5) *American Furniture was sold on October 5, 2015. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(6) *Velocity Outdoor (formerly "Crossman Corp") was purchased on May 16, 2006 and subsequently sold on January 5, 2007. CODI reacquired Velocity on June 2, 2017. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(7) *Altor was purchased on February 15, 2018. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(8) *Clean Earth was acquired on August 7, 2014. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(9) *Sterno was acquired on October 10, 2014. Rimports was an add-on acquisition in February 2018. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

(10) *Tridien was sold on September 21, 2016. The Pro Forma adjusted EBITDA assumes transaction happened on January 1, 2014.*

53

Appendix – Actual earned Subsidiary Adj. EBITDA 2018 and 2019

Amount In $000s

FY 2018 Actual Earned Adjusted EBITDA Reconciliation

	Corporate	5.11	Ergobaby	Liberty	Manitoba	ACI	Velocity	Arnold	Altor	Clean Earth	Sterno	Consolidated
Adjusted EBITDA as reported in 10K	$ (14,267)	$32,303	$ 21,138	$ 8,060	$ 5,494	$ 29,954	$20,543	$ 13,976	$26,556	$ 41,859	$63,845	$ 249,461
Management fee	-	(1,000)	(500)	(500)	(350)	(500)	(500)	(500)	(658)	(500)	(500)	(5,508)
Corporate	14,267	-	-	-	-	-	-	-	-	-	-	14,267
Earned Adj. EBITDA until divestiture date[1]	$ -	$31,303	$ 20,638	$ 7,560	$ 5,144	$ 29,454	$20,043	$ 13,476	$25,898	$ 41,359	$63,345	**$ 258,220**

(1) *Adjusted EBITDA earned by subsidiaries and includes amounts up to any divestiture dates, if applicable*

FY 2019 Actual Earned Adjusted EBITDA Reconciliation

	Corporate	5.11	Ergobaby	Velocity	ACI	Altor	Arnold	Sterno	Liberty	Manitoba[2]	Clean Earth[3]	Consolidated
Adjusted EBITDA	$ (14,867)	$46,900	$ 20,263	$ 21,571	$28,926	$ 28,531	$ 15,376	$68,529	$10,867	$ -	$ -	$ 226,096
Management fee	-	(1,000)	(500)	(500)	(500)	(750)	(500)	(500)	(500)	-	-	(4,750)
Corporate	14,867	-	-	-	-	-	-	-	-	-	-	14,867
CY EBITDA up to divestiture dates	-	-	-	-	-	-	-	-	-	(18)	20,904	20,886
Earned Adj. EBITDA until divestiture date[1]	$ -	$45,900	$ 19,763	$ 21,071	$28,426	$ 27,781	$ 14,876	$68,029	$10,367	**$ (18)**	**$ 20,904**	**$ 257,099**

(1) *Adjusted EBITDA earned by subsidiaries and includes amounts up to any divestiture dates, if applicable*

(2) *Manitoba Harvest was sold on February 28, 2019. The amount represents adjusted EBITDA from 1/1/2019 to 2/28/2019.*

(3) *Clean Earth was sold on June 28, 2019. The amount represents adjusted EBITDA from 1/1/2019 to 6/28/2019.*

54

Appendix – Actual earned Subsidiary Adj. EBITDA 2020 and 2021

Amount In $000s

FY 2020 Actual Earned Adjusted EBITDA Reconciliation

	Corporate	5.11	BOA	Ergobaby	Marucci	Velocity	ACI	Altor	Arnold	Sterno	Liberty	Consolidated
Adjusted EBITDA as reported in 10K	$ (13,879)	$54,660	$ 8,857	$ 15,616	$ 9,859	$39,528	$ 26,301	$30,465	$ 9,287	$49,498	$19,016	$ 249,208
Management fee	-	(1,000)	(250)	(500)	(347)	(500)	(500)	(750)	(500)	(500)	(500)	(5,347)
Corporate	13,879	-	-	-	-	-	-	-	-	-	-	13,879
Earned Adj. EBITDA until divestiture date[1]	$ -	$53,660	$ 8,607	$ 15,116	$ 9,512	$39,028	$ 25,801	$29,715	$ 8,787	$48,998	$18,516	**$ 257,740**

(1) Adjusted EBITDA earned by subsidiaries and includes amounts up to any divestiture dates, if applicable

FY 2021 Actual Earned Adjusted EBITDA Reconciliation

	Corporate	5.11	BOA	Ergobaby	Lugano	Marucci	Liberty[2]	Velocity	ACI[3]	Altor	Arnold	Sterno	Consolidated
Adjusted EBITDA	$ (16,147)	$65,122	$60,468	$ 19,685	$ 17,333	$29,504	$ -	$51,395	$ -	$32,891	$21,563	$45,532	$ 327,346
Management fee	-	(1,000)	(1,000)	(500)	(188)	(500)	-	(500)	-	(750)	(500)	(500)	(5,438)
Corporate	16,147	-	-	-	-	-	-	-	-	-	-	-	16,147
CY EBITDA up to divestiture dates	-	-	-	-	-	-	13,769	-	27,820	-	-	-	41,589
Earned Adj. EBITDA until divestiture date[1]	$ -	$64,122	$59,468	$ 19,185	$ 17,145	$29,004	$ 13,769	$50,895	$27,820	$32,141	$21,063	$45,032	**$ 379,644**

(1) Adjusted EBITDA earned by subsidiaries and includes amounts up to any divestiture dates, if applicable

(2) Liberty was sold on August 3, 2021. The amount represents adjusted EBITDA from 1/1/2021 to 8/3/2021.

(3) ACI was sold in February 2023. The amount represents adjusted EBITDA from 1/1/2021 to 12/31/2021.

55

Appendix – Actual earned Subsidiary Adj. EBITDA 2022 Amount In $000s Corporate 5.11 BOA Ergobaby Lugano Marucci PrimaLoft Velocity ACI Altor Arnold Sterno Consolidated Adjusted EBITDA as reported in 10K (72,924)$ 67,785$ 82,072$ 13,474$ 67,014$ 36,804$ 6,660$ 33,184$ 27,004$ 42,284$ 24,617$ 41,816$ 369,790$ Management fee - - - - - - - - - - - - - Corporate 72,924 - - - - - - - - - - - 72,924 Earned Adj. EBITDA until divestiture date(1) -$ 67,785$ 82,072$ 13,474$ 67,014$ 36,804$ 6,660$ 33,184$ 27,004$ 42,284$ 24,617$ 41,816$ 442,714$ (1) Adjusted EBITDA earned by subsidiaries and includes amounts up to any divestiture dates, if applicable FY 2022 Actual Earned Adjusted EBITDA Reconciliation 56

Appendix – Financial Information Provided by the management of The Honey Pot Amount In $000s 57

Appendix – Altor Case Study Amount In $000s 58

Appendix – ACI Case Study – Cash on cash yield Amount In $000s Advanced Circuits Cash on Cash Yield 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Acquisition 2006 78,732$ add-on 2010 16,100 add-on 2012 2,300 Cumulative Purchase Price 97,132$ 97,132$ 97,132$ 97,132$ 97,132$ 97,132$ 97,132$ 97,132$ 97,132$ 97,132$ 97,132$ Adj. EBITDA 28,279$ 27,572$ 27,622$ 26,575$ 27,241$ 29,954$ 28,926$ 26,301$ 28,321$ 27,504$ Less: Maint. Capex 3,220 568 1,525 2,931 628 1,588 4,790 594 671 892 Less: Cash Taxes* 4,552 4,341 5,035 3,510 1,872 2,749 1,687 2,893 3,890 6,036 EBITDA less Capex less taxes 20,507$ 22,663$ 21,062$ 20,134$ 24,741$ 25,617$ 22,449$ 22,814$ 23,760$ 20,576$ Cash on Cash Yield 21.1% 23.3% 21.7% 20.7% 25.5% 26.4% 23.1% 23.5% 24.5% 21.2% *Cash taxes defined as income tax provision less deferred tax increase. Cash on cash yield avg last 10 yrs 23.1% Mgmt fee -2.0% Overhead -0.5% Net cash on cash yield 20.6% 59

Appendix – ACI Case Study – Return on Invested Capital

Amount In $000s

Advanced Circuits

Current Return on Invested Capital

($ in 000s)	5/16/06	12/31/06	12/31/07	12/31/08	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16	12/31/17	12/31/18	12/31/19	12/31/20	12/31/21	12/31/22	2/14/23
Acquisition	($78,732)	–	–	–	–	($16,100)	–	($2,300)	–	–	–	–	–	–	–	–	–	–	–
Dividend Recap proceeds to CODI		–	33,013	–	–	33,856	–	31,251	–	–	–	41,768	–	–	–	25,500	–	–	–
Interest Paid to CODI		2,723	4,546	5,314	3,382	2,923	5,929	5,081	7,488	6,561	5,581	7,810	8,170	7,403	6,542	5,775	7,217	6,659	906
Net amount received/(paid) by CODI		8,325	(35,660)	12,796	12,172	(19,994)	17,308	(31,977)	15,190	14,458	15,790	(49,255)	13,437	14,780	14,034	(35,558)	15,801	13,369	68,993
CGM Profit Allocation		–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Exit Value		–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	104,007
Management Fees Paid to CGM		315	500	500	375	500	500	500	500	500	500	500	500	500	500	500	500	500	63
Total Cash Flows to CODI	($78,732)	$11,363	$2,399	$18,610	$15,928	$1,185	$23,737	$2,554	$23,178	$21,519	$21,871	$823	$22,108	$22,683	$21,076	($3,783)	$23,517	$20,528	$173,969
Gross Cash Flows	($78,732)	$11,363	$2,399	$18,610	$15,928	$1,185	$23,737	$2,554	$23,178	$21,519	$21,871	$823	$22,108	$22,683	$21,076	($3,783)	$23,517	$20,528	$173,969
Current Gross Return on Invested Capital	19.7% *																		

* Calculated on a quaterly basis

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